Exhibit 4.3

EBAY INC.

OFFICERS’ CERTIFICATE PURSUANT TO

SECTIONS 2.2, 2.3 AND 10.5 OF THE BASE INDENTURE

June 15, 2020

The undersigned, being duly authorized officers of eBay Inc., a Delaware corporation (the “Company”), do hereby determine and certify solely in such capacity on behalf of the Company as follows:

The undersigned, having read the appropriate provisions of the Indenture dated as of October 28, 2010 (the “Base Indenture”), as amended and supplemented by the Supplemental Indenture dated as of October 28, 2010 (the “Supplemental Indenture”; the Base Indenture, as amended and supplemented by the Supplemental Indenture, is hereinafter sometimes called the “Indenture”), each between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), including Sections 2.2, 2.3, 10.4 and 10.5 thereof and the definitions in such Indenture relating thereto, and certain other corporate documents and records, and having made such examination and investigation as, in the opinion of the undersigned, each considers necessary to enable the undersigned to express an informed opinion as to whether or not conditions set forth in the Indenture relating to the issuance of additional amounts of two Series of the Company’s existing Securities designated as 1.900% Notes due 2025 (the “2025 Notes”) and 2.700% Notes due 2030 (the “2030 Notes”) and whether the conditions in the Indenture relating to the execution, authentication and delivery of the Notes of such Series have been complied with, each certify that:

1.    the $300,000,000 aggregate principal amount of 2025 Notes and the $450,000,000 aggregate principal amount of 2030 Notes to be issued on the date hereof constitute an additional issuance of 2025 Notes and 2030 Notes, the title and terms of which (including the forms of certificates evidencing them) were established as a Series of the Company’s Securities under the Indenture by the Audit Committee of the Board of Directors (the “Audit Committee”) and set forth in the Officers’ Certificate delivered to the Trustee on March 11, 2020. Such 2025 Notes and 2030 Notes, together with the $500,000,000 aggregate principal amount of 2025 Notes and $500,000,000 aggregate principal amount of 2030 Notes issued on March 11, 2020, respectively, shall constitute a single Series of Securities of that Series under the Indenture, in accordance with the above-mentioned Officers’ Certificate;

2.    the title and terms of the Notes of each Series were established by the undersigned pursuant to authority delegated to them by resolutions duly adopted by the Board of Directors of the Company on January 7-8, 2020 and by duly authorized Audit Committee on January 27, 2020 (collectively, the “Resolutions”) and such terms are set forth and incorporated by reference in Exhibit A hereto;

3.    the respective forms of certificates evidencing the Notes of such Series were established by the undersigned pursuant to authority delegated to them by the Resolutions and are in substantially the respective forms attached as Exhibits B and C hereto (it being understood that the Notes of each Series may have such notations, legends or endorsements required by law, stock exchange rule or usage and, in the case of Global Securities of any Series, as permitted pursuant to Section 2.15.3 of the Base Indenture and as specified in paragraph (9) of Exhibit A hereto and that, in the event that Notes of any Series are ever issued in definitive certificated form, the legend appearing as the first paragraph on the first page of such form of Note of such Series may be removed);

4.    a true, complete and correct copy of the Resolutions, which were duly adopted by the Board of Directors of the Company and the Audit Committee of the Board of Directors, as the case may be, and are in full force and effect on the date hereof in the form adopted, are attached as Exhibits B-1 and B-2 to the Certificate of the Assistant Secretary of the Company of even date herewith, a copy of which has been delivered to the Trustee; and

5.    in the opinion of the undersigned, the form, title and terms of the Notes of each Series have been established pursuant to and in accordance with Section 2.2 of the Indenture and comply with the Indenture and, in the opinion of the undersigned, all conditions provided for in the Indenture (including, without limitation, those set forth in Sections 2.2 and 2.3 of the Indenture) relating to the issuance of additional amounts of the Notes of each Series and the execution, authentication and delivery of the Notes of each Series have been complied with.

This certificate may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same document.

Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

[Signature Page Follows]

IN WITNESS WHEREOF, we have executed this Officers’ Certificate of the Company on the date first written above.

EBAY INC.

By:	/s/ Andrew Cring
Name:	Andrew Cring
Title:	Interim Chief Financial Officer

By:	/s/ Joseph B. Bounds
Name:	Joseph B. Bounds
Title:	Vice President, Treasurer

Exhibit A

Terms of Notes

Terms (whether or not capitalized) used in this Exhibit A and not otherwise defined herein but that are defined in the Indenture referred to in the Officers’ Certificate of which this Exhibit A constitutes a part shall have the respective meanings ascribed thereto in such Indenture.

Pursuant to Section 2.2 of the Base Indenture and an Officers’ Certificate dated March 11, 2020, there were created two new Series of Securities with the titles of “1.900% Notes due 2025” (the “2025 Notes”) and “2.700% Notes due 2030” (the “2030 Notes” and, together with the 2025 Notes, the “Notes”), and the terms of each such Series are as follows:

(1)    The 2025 Notes shall be a separate Series of Securities under the Indenture initially limited to $500,000,000 aggregate principal amount and now limited to an aggregate principal amount of $800,000,000 and the 2030 Notes shall be a separate Series of Securities under the Indenture initially limited to $500,000,000 aggregate principal amount and now limited to an aggregate principal amount of $950,000,000 (in each case except for Notes of any such Series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes of such Series pursuant to Section 2.7, 2.8, 2.11, 3.7 or 9.6 of the Base Indenture or pursuant to Section 18 of the form of Note of each such Series attached as Exhibit B or C, as the case may be, to the Officers’ Certificate of which this Exhibit A constitutes a part), but subject to the Company’s right to re-open any such Series of Notes from time to time and issue additional Notes of such Series as provided in paragraph (11) of this Exhibit A.

(2)    The Stated Maturity on which the principal of the 2025 Notes shall become due and payable shall be March 11, 2025 and the Stated Maturity on which the principal of the 2030 Notes shall become due and payable shall be March 11, 2030.

(3)    The interest rates on, and the interest payment dates and regular record dates for, the Notes shall be as set forth in, and such respective interest rates shall be calculated as provided in, the respective forms of certificates evidencing the Notes of such Series attached as Exhibits B and C, respectively, to the Officers’ Certificate of which this Exhibit A constitutes a part. Interest on the Notes of each Series will accrue from March 11, 2020. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.

(4)    The Notes shall be redeemable at the option of the Company as provided in the Indenture and in the respective forms of Notes of such Series attached as Exhibit B and C, respectively, to the Officers’ Certificate of which this Exhibit A constitutes a part.

(5)    Each Series of Notes will be issuable in minimum denominations of $2,000 in principal amount and integral multiples of $1,000 in principal amount in excess thereof.

(6)    The Notes will not be entitled to the benefit of any sinking fund and will not be subject to mandatory redemption at the option of the Holders thereof, but the Notes of each Series shall be subject to repurchase by the Company at the option of the Holders on the terms and subject to the conditions set forth in Section 18 of the respective form of Note of such Series attached as Exhibit B or C, as the case may be, to the Officers’ Certificate of which this Exhibit A constitutes a part.

(7)    The provisions of Article 8 of the Base Indenture shall be applicable to the Notes of each Series and, without limiting the foregoing, the covenants set forth in Article 4 of the Supplemental Indenture dated as of October 28, 2010 between the Company and the Trustee shall be subject to covenant defeasance pursuant to Section 8.4 of the Base Indenture.

(8)    The Notes will be senior Securities.

(9)    The Notes of each Series shall initially be issued in the form of one or more Global Securities of such Series and the Global Securities of each Series shall bear the respective legend set forth in Exhibit B or C, as the case may be, to the Officers’ Certificate of which this Exhibit A is a part, unless otherwise required by the Depositary. The Depository Trust Company (“DTC”) shall act as initial Depositary with respect to the Global Securities of each Series.

(10)    A Global Security of any Series may not be transferred except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(11)    The Company will be entitled, at its option and without notice to or consent of the Holders of Notes of any Series, to issue additional Notes of any Series having the same interest rate, Stated Maturity and other terms (except for the issue date and, if applicable, offering price, sale price, the first interest payment date and the date from which interest shall begin to accrue) as, and ranking equally in right of payment with, the Notes of the same Series issued on the date of the Officers’ Certificate of which this Exhibit A constitutes a part. The Notes of any Series issued on the date of the Officers’ Certificate of which this Exhibit A constitutes a part and any additional Notes of such Series which may from time to time be issued thereafter shall constitute a single Series of Securities under the Indenture.

(12)    The Corporate Trust Office shall be the initial office or agency where the Notes of each Series may be presented or surrendered for payment and surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes of each Series and the Indenture may be served. The Company hereby appoints the Trustee as initial Registrar and initial Paying Agent with respect to the Notes of each Series, subject to the right of the Company to replace any Paying Agent or Registrar and appoint and terminate the appointment of co-registrars and co-paying agents. The method of payment for each Series of Notes as are contained in the respective form of Note of such Series attached as Exhibit B or C, as the case may be, to the Officers’ Certificate of which this Exhibit A constitutes a part.

(13)    In addition to the covenants set forth in the Indenture, the provisions set forth in Section 18 of the respective form of Note of each Series attached as Exhibit B or C, as the case may be, to the Officers’ Certificate of which this Exhibit A constitutes a part, shall be applicable to the Notes of such Series.

(14)    The Notes of each Series shall have such additional terms and provisions as are contained in the respective form of Note of such Series attached as Exhibit B or C, as the case may be, to the Officers’ Certificate of which this Exhibit A is a part, which terms and provisions are incorporated by reference in and shall form a part of this Exhibit A.

(15)    To the extent that any of the terms or provisions set forth in the form of Note of any Series attached as Exhibit B or C, as the case may be, to the Officers’ Certificate of which this Exhibit A constitutes a part shall be inconsistent with any of the terms or provisions set forth in the Indenture or this Exhibit A, the terms and provisions set forth in such form of Note shall govern.

(16)    Insofar as the following provisions of the Indenture are applicable to the Notes of any Series, such provisions are amended or amended and restated, as the case may be, as follows, but solely with respect to the Notes of such Series:

(a)    Clause (a) of the second paragraph of Section 2.7 of the Indenture insofar as such Section applies to the Notes of any Series, is hereby amended and restated with respect to the Notes of such Series, to read in full as follows: “(a) to issue, register the transfer of, or exchange Securities of any Series during the period beginning at the opening of business fifteen days immediately preceding the giving of a notice of redemption of Securities of that Series selected for redemption and ending at the close of business on the day such notice is given,”;

(b)    Section 3.2 of the Indenture, insofar as such Section applies to the Notes of any Series, is hereby amended with respect to the Notes of such Series, by replacing the reference to “45 days” appearing in the last sentence of such Section with a reference to “20 days”;

(c)    The first paragraph of Section 3.4 of the Indenture, insofar as such Section applies to the Notes of any Series, is hereby amended and restated with respect to the Notes of such Series, to read in full as follows:

“Unless otherwise provided for a particular Series pursuant to Section 2.2, at least 15 days but not more than 60 days before a redemption date, the Company shall give notice of redemption (which may be given by first-class mail, airmail, recognized delivery service for scheduled delivery within four business days, hand delivery, facsimile transmission, email or other electronic transmission, including, without limitation, electronic transmission to or through the facilities of the Depositary for any Global Securities) to each Holder whose Securities are to be redeemed.”;

(d)    The definition of the term “Consolidated Net Tangible Assets”, insofar as such definition applies to the Notes of any Series, is hereby amended with respect to the Notes of such Series, by replacing the reference to “capital leases” appearing in clause (a) of such definition with a reference to “finance leases”.

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Exhibit B

Form of 1.900% Note due 2025

THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR NOTES (AS DEFINED ON THE REVERSE HEREOF) REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY (AS DEFINED ON THE REVERSE HEREOF) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: 278642 AV5

ISIN: US278642AV58

eBay Inc.

1.900% Notes due 2025

No. ●	$●,000,000

eBay Inc., a Delaware corporation, for value received promises to pay to •, or registered assigns, the principal sum of [Amount in Words] Dollars on March 11, 2025.

Interest Payment Dates: March 11 and September 11, beginning September 11, 2020.

Record Dates: February 24 and August 27.

Reference is hereby made to the further provisions of this Note contained on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

[Signature Page Follows]

eBay Inc.

By:
Name:
Title:

This is one of the 1.900% Notes due 2025 referred to in

the within-mentioned Indenture:

Dated:

Wells Fargo Bank, National Association,
as Trustee

By:
Authorized Signatory

(Reverse of Note)

1.900% Notes due 2025

Terms, whether or not capitalized, which are defined in the Indenture referred to below and used in this Note (as defined below) have the respective meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.    INTEREST. eBay Inc., a Delaware corporation (the “Company,” which term includes its successors under the Indenture), promises to pay interest on the principal amount of this Note at the rate of 1.900% per annum from March 11, 2020 until maturity. The Company will pay interest semi-annually in arrears on March 11 and September 11 of each year (each an “Interest Payment Date”), commencing September 11, 2020. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from March 11, 2020; provided that if there is no existing default in the payment of interest, and if this Note is authenticated between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest will accrue from such next succeeding Interest Payment Date. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the per annum rate equal to the interest rate on this Note to the extent lawful; and it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest at the same per annum rate to the extent lawful. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. The amount of interest payable on this Note on any Interest Payment Date, redemption date, Change of Control Payment Date (as defined in Section 18 below), maturity date or other date on which interest on this Note is due will be the amount of interest accrued to, but excluding, such Interest Payment Date, redemption date, Change of Control Payment Date, maturity date or other date, as the case may be. If an Interest Payment Date, redemption date, Change of Control Payment Date, maturity date or other date on which any payment on this Note is due falls on a day that is not a business day, then payment of principal and interest, as the case may be, due on such Interest Payment Date, redemption date, Change of Control Payment Date, maturity date or other date, as the case may be, need not be made on such Interest Payment Date, redemption date, Change of Control Payment Date, maturity date or other date, as the case may be, but may be made on the next succeeding business day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date, redemption date, Change of Control Payment Date, maturity date or other date, as the case may be. As used in this Section 1 and Section 2 below, the term “business day” means any day except a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close (a “New York business day”); provided that such term shall mean, with respect to any place of payment of principal of or interest on the Notes, any day (a) which is not a Saturday, Sunday or other day on which banking institutions in such place of payment are authorized or obligated by law, regulation or executive order to close and (b) which is also a New York business day.

2.    METHOD OF PAYMENT. The Company will pay interest on the Notes due on any Interest Payment Date to the persons who are Holders of Notes at the close of business on February 24 or August 27 (each a “Record Date”), as the case may be, whether or not a business day, immediately preceding such Interest Payment Date, except as provided in Section 2.14 of the Base Indenture (as defined below) with respect to defaulted interest. Principal of and interest on this Note will be payable at the office or agency of any Paying Agent or, at the option of the Company, payment of interest may be made by check mailed to the Holder of this Note at its address set forth in the register of Holders of Notes; provided that payments of principal and interest on Notes that are Global Securities registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Such payments will be in Dollars.

3.    PAYING AGENT AND REGISTRAR. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar for the Notes. The Company may change any Paying Agent, Service Agent (if any) or Registrar, and may appoint additional Paying Agents, Service Agents and co-Registrars, without notice to any Holder. In addition, the Company or any of its Subsidiaries may act in any such capacity.

4.    INDENTURE. This Note represents an additional issuance of the duly authorized Series of Securities (herein called the “Notes”) of the Company issued under an indenture (the “Base Indenture”) dated as of

October 28, 2010 between the Company and the Trustee, as amended and supplemented by the Supplemental Indenture dated as of October 28, 2010 between the Company and the Trustee (the “Supplemental Indenture;” the Base Indenture, as amended and supplemented by the Supplemental Indenture and any other supplemental indentures thereto, is hereinafter called the “Indenture”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note or the Supplemental Indenture conflicts with any provision of the Base Indenture, the provisions of this Note or the Supplemental Indenture, as the case may be, will govern and be controlling. This Note is a Global Security representing a portion of the aggregate principal amount of the Notes, initially limited to $500,000,000 aggregate principal amount and now limited to an aggregate principal amount of $800,000,000, and forming a single Series of Securities under the Indenture; provided that the Company may from time to time, at its option and without the consent of or notice to Holders of the Notes, “reopen” this Series of Notes and issue additional Notes of this Series having the same interest rate, Stated Maturity and other terms (except for the issue date and, if applicable, offering price, sale price, the first Interest Payment date and the date from which interest will accrue) as, and rank equally in right of payment with, the Notes of this Series originally issued on March 11, 2020. Any such additional Notes of this Series, together with the other Notes of this Series outstanding from time to time, will constitute a single Series of Securities under the Indenture.

5.    OPTIONAL REDEMPTION. The Notes are redeemable at the option of the Company, at any time in whole or from time to time in part, prior to February 11, 2025 (the “Par Call Date”) at a redemption price equal to the greater of:

(1)    100% of the principal amount of the Notes to be redeemed, and

6.    (2) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of accrued and unpaid interest to the applicable redemption date) that would be due if the Notes matured on the Par Call Date, discounted to such redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in the case of both clauses (1) and (2) above, accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to such redemption date.

The Notes are redeemable at the option of the Company, at any time in whole or from time to time in part, on and after the Par Call Date at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to the applicable redemption date.

Notwithstanding the foregoing, payments of interest on the Notes that are due and payable on any Interest Payment Dates falling on or prior to a date fixed for redemption of the Notes will be payable to the Holders of such Notes registered as such at the close of business on the relevant Record Dates according to their terms and the terms and provisions of the Indenture.

If less than all of the Notes are to be redeemed, then, if the Notes are evidenced by one or more Global Securities, the Notes to be redeemed will be selected in accordance with the procedures of the Depositary or, if the Notes are evidenced by Physical Securities issued under the circumstances set forth in Section 2.15.2 of the Base Indenture, the Trustee shall select the Notes (or portions thereof) to be redeemed in any manner that the Trustee deems fair and appropriate. Notes may be selected for redemption in whole or in part in a minimum of $2,000 in principal amount and integral multiples of $1,000 in principal amount in excess thereof, provided that the remaining principal amount of any Note redeemed in part is $2,000 or an integral multiple of $1,000 in excess thereof.

Notice of any redemption shall be given at least 15 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed as provided in the Indenture.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest shall cease to accrue on the Notes or portions thereof called for redemption.

Any redemption of the Notes shall be made in accordance with the other provisions of the Indenture.

Calculation of the redemption price shall not be a duty or obligation of the Trustee.

As used in this Section 5, the following terms have the meanings set forth below:

“Comparable Treasury Issue” means, with respect to any redemption date for the Notes, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes (assuming the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming the Notes matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any redemption date for the Notes, (1) if the Quotation Agent obtains four or more Reference Treasury Dealer Quotations, the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest such Reference Treasury Dealer Quotations; (2) if the Quotation Agent obtains fewer than four but more than one such Reference Treasury Dealer Quotations, the arithmetic average of all such Reference Treasury Dealer Quotations for such redemption date; or (3) if the Quotation Agent obtains only one such Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation for such redemption date.

“Quotation Agent” means, for purposes of determining the redemption price of the Notes to be redeemed on any redemption date, any primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”) selected by the Company.

“Reference Treasury Dealers” means, with respect to any redemption date for the Notes, (1) BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC (or their respective affiliates which are Primary Treasury Dealers) and their respective successors (provided, however, that if any such firm (or, if applicable, any such affiliate) or any such successor, as the case may be, shall cease to be a Primary Treasury Dealer, another Primary Treasury Dealer shall be substituted therefor by the Company), and (2) any other Primary Treasury Dealer or Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to any Reference Treasury Dealer and any redemption date for the Notes, the arithmetic average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date. As used in the preceding sentence, the term “business day” means any day except a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

“Treasury Rate” means, with respect to any redemption date for the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

6.    NO MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes, but the Notes shall be subject to repurchase by the Company at the option of the Holders on the terms and subject to the conditions set forth in Section 18 of this Note.

7.    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 in principal amount and integral multiples of $1,000 in principal amount in excess thereof. The Notes may be transferred or exchanged only by surrender thereof to the Registrar or a co-Registrar in compliance with the Indenture and either the reissuance by the Company of the surrendered Note to the new Holder or the issuance by the Company of a new Note to the new Holder or the exchanging Holder, as the case may be. The Registrar, any co-Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and governmental charges permitted by the Indenture. Neither the Company, the Registrar nor any co-Registrar shall be required to (a) issue, register the transfer of, or exchange Notes during the period beginning at the opening of business fifteen days immediately preceding the giving of a notice of redemption of the Notes and ending at the close of business on the day such notice is given, or (b) to register the transfer of or exchange Notes selected, called or being called for redemption, except any portion thereof not so selected, called or being called.

8.    PERSONS DEEMED OWNERS. The Company, the Trustee and each Agent may treat the Holder in whose name a Note is registered as the owner thereof for the purpose of receiving payment and for all other purposes, and neither the Company, the Trustee nor any Agent shall be affected by any notice to the contrary.

9.    AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Notes may be amended and supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a tender offer or exchange offer for the Notes), and compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including, without limitation, waivers obtained in connection with a tender offer or exchange offer for the Notes). Without notice to or the consent of any Holder of a Note, the Indenture and the Notes may be amended and supplemented as provided in the Indenture, including, without limitation, to cure any ambiguity, defect or inconsistency or make any change that does not adversely affect the rights of any Holder of Notes in any material respect.”

10.    DEFAULTS AND REMEDIES. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes may declare the principal of and accrued and unpaid interest on the outstanding Notes to be due and payable immediately or, solely in the case of an Event of Default relating to specified events of bankruptcy or insolvency with respect to the Company, such principal and accrued and unpaid interest shall ipso facto become due and payable. As provided in the Indenture, the Holders of not less than a majority in principal amount of the outstanding Notes may waive (including waivers obtained in connection with a tender offer or exchange offer for the Notes) any past Default with respect to the Notes and its consequences, subject to exceptions specified in the Indenture, and may rescind and annul any acceleration of the Notes and its consequences. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture.

11.    TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not the Trustee.

12.    NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

13.    AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14.    GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed in such State, without regard to the conflict of laws provisions thereof.

15.    LEGAL DEFEASANCE, COVENANT DEFEASANCE AND DISCHARGE. As provided in the Indenture, the Company may, at its option, effect legal defeasance and covenant defeasance with respect to the Notes and, insofar as concerns the Notes, satisfaction and discharge of the Indenture, all on the terms and subject to the conditions set forth in the Indenture.

16.    ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17.    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

18.    CHANGE OF CONTROL TRIGGERING EVENT. (a) If a Change of Control Triggering Event (as defined below) occurs with respect to the Notes, then, unless the Company gives notice of its election to redeem all of the Notes as provided in Section 5 of this Note and such notice is given by the date specified in subsection (g) of this Section 18 and subject to the additional exceptions specified in subsection (g) of this Section 18, the Company will be required to make an offer (a “Change of Control Offer”) to each Holder of Notes to repurchase (at such Holder’s option and on the terms described below in this Section 18) all or any part (in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof, provided that any remaining principal amount of any Note repurchased in part is $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the Change of Control Payment Date (as defined below) (the “Change of Control Payment”); provided that, notwithstanding the foregoing, payments of interest on Notes that are due and payable on any Interest Payment Dates falling on or prior to such Change of Control Payment Date will be payable to the Holders of such Notes registered as such at the close of business on the relevant Record Dates according to their terms and the terms and provisions of the Indenture.

(b)    No later than 30 days following the date on which a Change of Control Triggering Event shall have occurred with respect to the Notes or, at the Company’s option, prior to any Change of Control (as defined below) but after the public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will, unless the Company gives notice of its election to redeem all of the Notes as provided in Section 5 of this Note and such notice is given by the date specified in subsection (g) of this Section 18 and subject to the additional exceptions specified in subsection (g) of this Section 18, give or cause to be given (or, in the case of Notes evidenced by one or more Global Securities, give or cause to be given in accordance with the Depositary’s procedures) a notice (the “Change of Control Purchase Notice”) to all Holders of Notes (with a copy to the Trustee), which notice shall govern the terms of such Change of Control Offer. In such Change of Control Purchase Notice, the Company shall generally describe the transaction or transactions that constitute or may constitute the Change of Control and offer to repurchase the Notes on the date specified in such notice, which date will be no earlier than 15 days and no later than 60 days after the date such notice is given, except as may be required by applicable law or regulation (the “Change of Control Payment Date”). The Change of Control Purchase Notice shall, if mailed (or given, as the case may be) prior to occurrence of the applicable Change of Control, state that the Change of Control Offer for the Notes and the Company’s obligation to purchase the Notes pursuant to such Change of Control Offer are conditioned on such Change of Control and the related Change of Control Triggering Event with respect to the Notes occurring on or prior to the applicable Change of Control Payment Date specified in such notice.

(c)    Holders of Notes electing to have a Note or portion thereof repurchased pursuant to a Change of Control Offer with respect to the Notes will be required to surrender the Note (which, in the case of Notes evidenced by one or more Global Securities, must be made in accordance with the procedures of the Depositary), together with a duly completed and executed notice of Holder to elect repurchase in the form attached to this Note (which may, in the case of Notes evidenced by one or more Global Securities, be given in accordance with the Depositary’s procedures), to the Trustee (or to such other person as may be designated by the Company for such purpose) as provided in the applicable Change of Control Purchase Notice prior to the close of business on the third business day immediately preceding the applicable Change of Control Payment Date, and to comply with other procedures and requirements set forth in such Change of Control Purchase Notice. As used in the preceding sentence, the term “business day” means any day except a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

(d)    On any Change of Control Payment Date with respect to the Notes, the Company shall be required, to the extent lawful, to:

(1)    accept for payment all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer;

(2)    deposit with a Paying Agent for the Notes an amount equal to the aggregate Change of Control Payment in respect of all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer; and

(3)    deliver or cause to be delivered (including by book-entry transfer, if applicable) the repurchased Notes or portions of Notes to the Trustee, accompanied by an Officers’ Certificate stating the aggregate principal amount of Notes accepted by the Company for repurchase.

(e)    Interest on Notes and portions of Notes properly tendered for repurchase pursuant to a Change of Control Offer will cease to accrue on and after the applicable Change of Control Payment Date, unless the Company shall have failed to accept such Notes and such portions of Notes for payment or failed to deposit the Change of Control Payment in respect thereof in accordance with the subsection (d) of this Section 18. The Company shall promptly pay, or cause the Trustee or a Paying Agent for the Notes to promptly pay (by application of funds deposited by the Company as aforesaid), to each Holder of Notes (or portions thereof) properly tendered and accepted for payment by the Company pursuant to such Change of Control Offer, the Change of Control Payment for such Notes. In the case of any Note repurchased in part, the Trustee will promptly authenticate and mail (or cause to be delivered by book-entry transfer) to the Holder of such Note a new Note equal in principal amount to any unrepurchased portion of the Note repurchased in part.

(f)    The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Change of Control Offer with respect to the Notes. To the extent that the provisions of any such securities laws or regulations conflict with the provisions of Section 18 of this Note or any other Notes or the Indenture, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under Section 18 of this Note or any other Notes or the Indenture by virtue thereof.

(g)    Notwithstanding anything to the contrary in the Indenture or Section 18 of this Note or any other Notes, the Company shall not be required to make a Change of Control Offer for the Notes or repurchase any Notes pursuant to any Change of Control Offer for the Notes if (a) a third party agrees to make such Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party repurchases all Notes properly tendered by the Holders pursuant to such Change of Control Offer or (b) the Company gives notice of redemption of all of the Notes no later than 30 days after the applicable Change of Control Triggering Event with respect to the Notes. In addition, notwithstanding anything to the contrary in the Indenture or Section 18 of this Note or any other Notes, the Company shall not be required to, and the Company shall not, repurchase Notes pursuant to a Change of Control Offer with respect to the Notes if there has occurred and is continuing on the applicable Change of Control Payment Date an Event of Default with respect to the Notes or the Securities of any other Series outstanding under the Indenture.

(h)    As used in this Section 18, the following terms have the meanings set forth below:

“Change of Control” means the occurrence of any of the following:

(a) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or any of its Subsidiaries) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock (measured by voting power rather than number of shares), provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, (1) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s Affiliates until such tendered securities are accepted for purchase or exchange thereunder or (2) any securities if such beneficial ownership arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act;

(b) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the properties and assets of the Company and its Subsidiaries, taken as a whole, to any person (other than the Company or any of its Subsidiaries);

(c) the adoption of a plan by the Company’s Board of Directors (which term, as used in this definition, means the Company’s full Board of Directors and not any committees thereof) relating to the Company’s liquidation or dissolution; or

(d) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the outstanding Voting Stock (measured by voting power rather than number of shares) of the surviving person, or any direct or indirect parent of the surviving person, immediately after giving effect to such transaction.

Except as otherwise expressly provided in clause (a) of the first sentence of this definition, the term “person,” as used in this definition, has the meaning set forth in the Indenture.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event with respect to the Notes. For purposes of clarity, it is understood and agreed that no Change of Control Triggering Event shall be deemed to have occurred with respect to the Notes in connection with any particular Change of Control unless and until such Change of Control has actually occurred.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and a rating equal to or higher than the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if Moody’s or S&P or, if applicable, any replacement Rating Agency ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act) selected by the Company as a replacement for Moody’s, S&P or any such replacement Rating Agency, as the case may be.

“Rating Event” means the rating on the Notes is lowered by both of the Rating Agencies and as a result the Notes are rated below an Investment Grade Rating by both of the Rating Agencies, in each case on any day during the period (the “Measurement Period”) commencing on the date of the first public announcement of an arrangement that results in a Change of Control and ending on the 60th day following the first public announcement of the occurrence of such Change of Control (which Measurement Period shall be extended (subject to the proviso below) if on such 60th day (x) the rating of the Notes is under publicly announced consideration for a possible downgrade by either Rating Agency and (y) the rating on the Notes by such Rating Agency is an Investment Grade Rating, such extension to continue until the day on which each such Rating Agency considering such possible downgrade either rates the Notes below an Investment Grade Rating or publicly announces that it is no longer considering the Notes for a possible downgrade; provided that, notwithstanding the foregoing, no such extension will occur if on such 60th day, and any such extension will terminate if at any time after such 60th day, the Notes have an Investment Grade Rating from at least one Rating Agency and are not under publicly announced consideration for a possible downgrade by such Rating Agency).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., or any successor thereto.

“Voting Stock” means, with respect to any person, any Capital Stock of such person that is normally entitled (without regard to the occurrence of any contingency) to vote generally in the election of directors, managers, trustees or similar persons, as applicable, of such person.

As used in this Section 18, all references to rules and regulations under the Exchange Act shall include any successor provisions thereto.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(sign exactly as your name(s) appear(s) on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar for this Note, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Notice of Holder to Elect Repurchase

eBay Inc.

1.900% Notes due 2025 (the “Notes”)

To: eBay Inc.

Wells Fargo Bank, National Association, as Trustee

The undersigned registered holder of this Note hereby acknowledges receipt of a Change of Control Purchase Notice from eBay Inc. (the “Company”) and hereby surrenders this Note (or the portion of the principal amount of this Note set forth below) for repurchase by the Company on the terms and subject to the conditions set forth in Section 18 of this Note and in the Change of Control Purchase Notice. Capitalized terms used herein but not defined shall have meanings set forth in this Note.

If you elect to have only a part of this Note repurchased by the Company, indicate the principal amount you elect to have repurchased in the following space; if you do not indicate a principal amount in the following space it means that you elect to have this entire Note repurchased by the Company:

Principal amount surrendered for repurchase $
(must be in a principal amount of $2,000 or an integral
multiple of $1,000 in excess thereof and any portion of
this Note not surrendered for repurchase must be in a
principal amount of $2,000 or an integral multiple of
$1,000 in excess thereof)

If the Note you are surrendering for repurchase is in physical form, insert the certificate number of the Note in the following space:

Certificate No.

Date:

Your Signature:
(sign exactly as your name(s) appear(s) on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar for this Note, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Exhibit C

Form of 2.700% Note due 2030

THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR NOTES (AS DEFINED ON THE REVERSE HEREOF) REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (“DTC”) TO THE COMPANY (AS DEFINED ON THE REVERSE HEREOF) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: 278642 AW3

ISIN: US278642AW32

eBay Inc.

2.700% Notes due 2030

No. ●	$●,000,000

eBay Inc., a Delaware corporation, for value received promises to pay to •, or registered assigns, the principal sum of [Amount in Words] Dollars on March 11, 2030.

Interest Payment Dates: March 11 and September 11, beginning September 11, 2020.

Record Dates: February 24 and August 27.

Reference is hereby made to the further provisions of this Note contained on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

[Signature Page Follows]

eBay Inc.

By:
Name:
Title:

This is one of the 2.700% Notes due 2030 referred to in

the within-mentioned Indenture:

Dated:

Wells Fargo Bank, National Association,
as Trustee

By:
Authorized Signatory

(Reverse of Note)

2.700% Notes due 2030

Terms, whether or not capitalized, which are defined in the Indenture referred to below and used in this Note (as defined below) have the respective meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.    INTEREST. eBay Inc., a Delaware corporation (the “Company,” which term includes its successors under the Indenture), promises to pay interest on the principal amount of this Note at the rate of 2.700% per annum from March 11, 2020 until maturity. The Company will pay interest semi-annually in arrears on March 11 and September 11 of each year (each an “Interest Payment Date”), commencing September 11, 2020. Interest on this Note will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from March 11, 2020; provided that if there is no existing default in the payment of interest, and if this Note is authenticated between a Record Date (as defined below) and the next succeeding Interest Payment Date, interest will accrue from such next succeeding Interest Payment Date. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the per annum rate equal to the interest rate on this Note to the extent lawful; and it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest at the same per annum rate to the extent lawful. Interest on this Note will be computed on the basis of a 360-day year comprised of twelve 30-day months. The amount of interest payable on this Note on any Interest Payment Date, redemption date, Change of Control Payment Date (as defined in Section 18 below), maturity date or other date on which interest on this Note is due will be the amount of interest accrued to, but excluding, such Interest Payment Date, redemption date, Change of Control Payment Date, maturity date or other date, as the case may be. If an Interest Payment Date, redemption date, Change of Control Payment Date, maturity date or other date on which any payment on this Note is due falls on a day that is not a business day, then payment of principal and interest, as the case may be, due on such Interest Payment Date, redemption date, Change of Control Payment Date, maturity date or other date, as the case may be, need not be made on such Interest Payment Date, redemption date, Change of Control Payment Date, maturity date or other date, as the case may be, but may be made on the next succeeding business day, and no interest on such payment shall accrue for the period from and after such Interest Payment Date, redemption date, Change of Control Payment Date, maturity date or other date, as the case may be. As used in this Section 1 and Section 2 below, the term “business day” means any day except a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close (a “New York business day”); provided that such term shall mean, with respect to any place of payment of principal of or interest on the Notes, any day (a) which is not a Saturday, Sunday or other day on which banking institutions in such place of payment are authorized or obligated by law, regulation or executive order to close and (b) which is also a New York business day.

2.    METHOD OF PAYMENT. The Company will pay interest on the Notes due on any Interest Payment Date to the persons who are Holders of Notes at the close of business on February 24 or August 27 (each a “Record Date”), as the case may be, whether or not a business day, immediately preceding such Interest Payment Date, except as provided in Section 2.14 of the Base Indenture (as defined below) with respect to defaulted interest. Principal of and interest on this Note will be payable at the office or agency of any Paying Agent or, at the option of the Company, payment of interest may be made by check mailed to the Holder of this Note at its address set forth in the register of Holders of Notes; provided that payments of principal and interest on Notes that are Global Securities registered in the name of a Depositary or its nominee will be made by wire transfer of immediately available funds. Such payments will be in Dollars.

3.    PAYING AGENT AND REGISTRAR. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar for the Notes. The Company may change any Paying Agent, Service Agent (if any) or Registrar, and may appoint additional Paying Agents, Service Agents and co-Registrars, without notice to any Holder. In addition, the Company or any of its Subsidiaries may act in any such capacity.

4.    INDENTURE. This Note represents an additional issuance of the duly authorized Series of Securities (herein called the “Notes”) of the Company issued under an indenture (the “Base Indenture”) dated as of

October 28, 2010 between the Company and the Trustee, as amended and supplemented by the Supplemental Indenture dated as of October 28, 2010 between the Company and the Trustee (the “Supplemental Indenture;” the Base Indenture, as amended and supplemented by the Supplemental Indenture and any other supplemental indentures thereto, is hereinafter called the “Indenture”). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note or the Supplemental Indenture conflicts with any provision of the Base Indenture, the provisions of this Note or the Supplemental Indenture, as the case may be, will govern and be controlling. This Note is a Global Security representing a portion of the aggregate principal amount of the Notes, initially limited to $500,000,000 aggregate principal amount and now limited to an aggregate principal amount of $950,000,000, and forming a single Series of Securities under the Indenture; provided that the Company may from time to time, at its option and without the consent of or notice to Holders of the Notes, “reopen” this Series of Notes and issue additional Notes of this Series having the same interest rate, Stated Maturity and other terms (except for the issue date and, if applicable, offering price, sale price, the first Interest Payment date and the date from which interest will accrue) as, and rank equally in right of payment with, the Notes of this Series originally issued on March 11, 2020. Any such additional Notes of this Series, together with the other Notes of this Series outstanding from time to time, will constitute a single Series of Securities under the Indenture.

5.    OPTIONAL REDEMPTION. The Notes are redeemable at the option of the Company, at any time in whole or from time to time in part, prior to December 11, 2029 (the “Par Call Date”) at a redemption price equal to the greater of:

(1)    100% of the principal amount of the Notes to be redeemed, and

7.    (2) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of accrued and unpaid interest to the applicable redemption date) that would be due if the Notes matured on the Par Call Date, discounted to such redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in the case of both clauses (1) and (2) above, accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to such redemption date.

The Notes are redeemable at the option of the Company, at any time in whole or from time to time in part, on and after the Par Call Date at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to the applicable redemption date.

Notwithstanding the foregoing, payments of interest on the Notes that are due and payable on any Interest Payment Dates falling on or prior to a date fixed for redemption of the Notes will be payable to the Holders of such Notes registered as such at the close of business on the relevant Record Dates according to their terms and the terms and provisions of the Indenture.

If less than all of the Notes are to be redeemed, then, if the Notes are evidenced by one or more Global Securities, the Notes to be redeemed will be selected in accordance with the procedures of the Depositary or, if the Notes are evidenced by Physical Securities issued under the circumstances set forth in Section 2.15.2 of the Base Indenture, the Trustee shall select the Notes (or portions thereof) to be redeemed in any manner that the Trustee deems fair and appropriate. Notes may be selected for redemption in whole or in part in a minimum of $2,000 in principal amount and integral multiples of $1,000 in principal amount in excess thereof, provided that the remaining principal amount of any Note redeemed in part is $2,000 or an integral multiple of $1,000 in excess thereof.

Notice of any redemption shall be given at least 15 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed as provided in the Indenture.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest shall cease to accrue on the Notes or portions thereof called for redemption.

Any redemption of the Notes shall be made in accordance with the other provisions of the Indenture.

Calculation of the redemption price shall not be a duty or obligation of the Trustee.

As used in this Section 5, the following terms have the meanings set forth below:

“Comparable Treasury Issue” means, with respect to any redemption date for the Notes, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes (assuming the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes (assuming the Notes matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any redemption date for the Notes, (1) if the Quotation Agent obtains four or more Reference Treasury Dealer Quotations, the arithmetic average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest such Reference Treasury Dealer Quotations; (2) if the Quotation Agent obtains fewer than four but more than one such Reference Treasury Dealer Quotations, the arithmetic average of all such Reference Treasury Dealer Quotations for such redemption date; or (3) if the Quotation Agent obtains only one such Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation for such redemption date.

“Quotation Agent” means, for purposes of determining the redemption price of the Notes to be redeemed on any redemption date, any primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”) selected by the Company.

“Reference Treasury Dealers” means, with respect to any redemption date for the Notes, (1) BofA Securities, Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC (or their respective affiliates which are Primary Treasury Dealers) and their respective successors (provided, however, that if any such firm (or, if applicable, any such affiliate) or any such successor, as the case may be, shall cease to be a Primary Treasury Dealer, another Primary Treasury Dealer shall be substituted therefor by the Company), and (2) any other Primary Treasury Dealer or Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to any Reference Treasury Dealer and any redemption date for the Notes, the arithmetic average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date. As used in the preceding sentence, the term “business day” means any day except a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

“Treasury Rate” means, with respect to any redemption date for the Notes, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

6.    NO MANDATORY REDEMPTION. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes, but the Notes shall be subject to repurchase by the Company at the option of the Holders on the terms and subject to the conditions set forth in Section 18 of this Note.

7.    DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 in principal amount and integral multiples of $1,000 in principal amount in excess thereof. The Notes may be transferred or exchanged only by surrender thereof to the Registrar or a co-Registrar in compliance with the Indenture and either the reissuance by the Company of the surrendered Note to the new Holder or the issuance by the Company of a new Note to the new Holder or the exchanging Holder, as the case may be. The Registrar, any co-Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and governmental charges permitted by the Indenture. Neither the Company, the Registrar nor any co-Registrar shall be required to (a) issue, register the transfer of, or exchange Notes during the period beginning at the opening of business fifteen days immediately preceding the giving of a notice of redemption of the Notes and ending at the close of business on the day such notice is given, or (b) to register the transfer of or exchange Notes selected, called or being called for redemption, except any portion thereof not so selected, called or being called.

8.    PERSONS DEEMED OWNERS. The Company, the Trustee and each Agent may treat the Holder in whose name a Note is registered as the owner thereof for the purpose of receiving payment and for all other purposes, and neither the Company, the Trustee nor any Agent shall be affected by any notice to the contrary.

9.    AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture and the Notes may be amended and supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a tender offer or exchange offer for the Notes), and compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including, without limitation, waivers obtained in connection with a tender offer or exchange offer for the Notes). Without notice to or the consent of any Holder of a Note, the Indenture and the Notes may be amended and supplemented as provided in the Indenture, including, without limitation, to cure any ambiguity, defect or inconsistency or make any change that does not adversely affect the rights of any Holder of Notes in any material respect.”

10.    DEFAULTS AND REMEDIES. If an Event of Default with respect to the Notes occurs and is continuing, the Trustee or the Holders of not less than 25% in principal amount of the outstanding Notes may declare the principal of and accrued and unpaid interest on the outstanding Notes to be due and payable immediately or, solely in the case of an Event of Default relating to specified events of bankruptcy or insolvency with respect to the Company, such principal and accrued and unpaid interest shall ipso facto become due and payable. As provided in the Indenture, the Holders of not less than a majority in principal amount of the outstanding Notes may waive (including waivers obtained in connection with a tender offer or exchange offer for the Notes) any past Default with respect to the Notes and its consequences, subject to exceptions specified in the Indenture, and may rescind and annul any acceleration of the Notes and its consequences. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture.

11.    TRUSTEE DEALINGS WITH COMPANY. The Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not the Trustee.

12.    NO RECOURSE AGAINST OTHERS. A director, officer, employee or stockholder, as such, of the Company will not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

13.    AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

14.    GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to agreements made and to be performed in such State, without regard to the conflict of laws provisions thereof.

15.    LEGAL DEFEASANCE, COVENANT DEFEASANCE AND DISCHARGE. As provided in the Indenture, the Company may, at its option, effect legal defeasance and covenant defeasance with respect to the Notes and, insofar as concerns the Notes, satisfaction and discharge of the Indenture, all on the terms and subject to the conditions set forth in the Indenture.

16.    ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17.    CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

18.    CHANGE OF CONTROL TRIGGERING EVENT. (a) If a Change of Control Triggering Event (as defined below) occurs with respect to the Notes, then, unless the Company gives notice of its election to redeem all of the Notes as provided in Section 5 of this Note and such notice is given by the date specified in subsection (g) of this Section 18 and subject to the additional exceptions specified in subsection (g) of this Section 18, the Company will be required to make an offer (a “Change of Control Offer”) to each Holder of Notes to repurchase (at such Holder’s option and on the terms described below in this Section 18) all or any part (in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof, provided that any remaining principal amount of any Note repurchased in part is $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount of the Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the Change of Control Payment Date (as defined below) (the “Change of Control Payment”); provided that, notwithstanding the foregoing, payments of interest on Notes that are due and payable on any Interest Payment Dates falling on or prior to such Change of Control Payment Date will be payable to the Holders of such Notes registered as such at the close of business on the relevant Record Dates according to their terms and the terms and provisions of the Indenture.

(b)    No later than 30 days following the date on which a Change of Control Triggering Event shall have occurred with respect to the Notes or, at the Company’s option, prior to any Change of Control (as defined below) but after the public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will, unless the Company gives notice of its election to redeem all of the Notes as provided in Section 5 of this Note and such notice is given by the date specified in subsection (g) of this Section 18 and subject to the additional exceptions specified in subsection (g) of this Section 18, give or cause to be given (or, in the case of Notes evidenced by one or more Global Securities, give or cause to be given in accordance with the Depositary’s procedures) a notice (the “Change of Control Purchase Notice”) to all Holders of Notes (with a copy to the Trustee), which notice shall govern the terms of such Change of Control Offer. In such Change of Control Purchase Notice, the Company shall generally describe the transaction or transactions that constitute or may constitute the Change of Control and offer to repurchase the Notes on the date specified in such notice, which date will be no earlier than 15 days and no later than 60 days after the date such notice is given, except as may be required by applicable law or regulation (the “Change of Control Payment Date”). The Change of Control Purchase Notice shall, if mailed (or given, as the case may be) prior to occurrence of the applicable Change of Control, state that the Change of Control Offer for the Notes and the Company’s obligation to purchase the Notes pursuant to such Change of Control Offer are conditioned on such Change of Control and the related Change of Control Triggering Event with respect to the Notes occurring on or prior to the applicable Change of Control Payment Date specified in such notice.

(c)    Holders of Notes electing to have a Note or portion thereof repurchased pursuant to a Change of Control Offer with respect to the Notes will be required to surrender the Note (which, in the case of Notes evidenced by one or more Global Securities, must be made in accordance with the procedures of the Depositary), together with a duly completed and executed notice of Holder to elect repurchase in the form attached to this Note (which may, in the case of Notes evidenced by one or more Global Securities, be given in accordance with the Depositary’s procedures), to the Trustee (or to such other person as may be designated by the Company for such purpose) as provided in the applicable Change of Control Purchase Notice prior to the close of business on the third business day immediately preceding the applicable Change of Control Payment Date, and to comply with other procedures and requirements set forth in such Change of Control Purchase Notice. As used in the preceding sentence, the term “business day” means any day except a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

(d)    On any Change of Control Payment Date with respect to the Notes, the Company shall be required, to the extent lawful, to:

(1)    accept for payment all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer;

(2)    deposit with a Paying Agent for the Notes an amount equal to the aggregate Change of Control Payment in respect of all Notes or portions of Notes properly tendered pursuant to the applicable Change of Control Offer; and

(3)    deliver or cause to be delivered (including by book-entry transfer, if applicable) the repurchased Notes or portions of Notes to the Trustee, accompanied by an Officers’ Certificate stating the aggregate principal amount of Notes accepted by the Company for repurchase.

(e)    Interest on Notes and portions of Notes properly tendered for repurchase pursuant to a Change of Control Offer will cease to accrue on and after the applicable Change of Control Payment Date, unless the Company shall have failed to accept such Notes and such portions of Notes for payment or failed to deposit the Change of Control Payment in respect thereof in accordance with the subsection (d) of this Section 18. The Company shall promptly pay, or cause the Trustee or a Paying Agent for the Notes to promptly pay (by application of funds deposited by the Company as aforesaid), to each Holder of Notes (or portions thereof) properly tendered and accepted for payment by the Company pursuant to such Change of Control Offer, the Change of Control Payment for such Notes. In the case of any Note repurchased in part, the Trustee will promptly authenticate and mail (or cause to be delivered by book-entry transfer) to the Holder of such Note a new Note equal in principal amount to any unrepurchased portion of the Note repurchased in part.

(f)    The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of Notes pursuant to a Change of Control Offer with respect to the Notes. To the extent that the provisions of any such securities laws or regulations conflict with the provisions of Section 18 of this Note or any other Notes or the Indenture, the Company shall comply with those securities laws and regulations and shall not be deemed to have breached its obligations under Section 18 of this Note or any other Notes or the Indenture by virtue thereof.

(g)    Notwithstanding anything to the contrary in the Indenture or Section 18 of this Note or any other Notes, the Company shall not be required to make a Change of Control Offer for the Notes or repurchase any Notes pursuant to any Change of Control Offer for the Notes if (a) a third party agrees to make such Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party repurchases all Notes properly tendered by the Holders pursuant to such Change of Control Offer or (b) the Company gives notice of redemption of all of the Notes no later than 30 days after the applicable Change of Control Triggering Event with respect to the Notes. In addition, notwithstanding anything to the contrary in the Indenture or Section 18 of this Note or any other Notes, the Company shall not be required to, and the Company shall not, repurchase Notes pursuant to a Change of Control Offer with respect to the Notes if there has occurred and is continuing on the applicable Change of Control Payment Date an Event of Default with respect to the Notes or the Securities of any other Series outstanding under the Indenture.

(h)    As used in this Section 18, the following terms have the meanings set forth below:

“Change of Control” means the occurrence of any of the following:

(a) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or any of its Subsidiaries) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock (measured by voting power rather than number of shares), provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, (1) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s Affiliates until such tendered securities are accepted for purchase or exchange thereunder or (2) any securities if such beneficial ownership arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act;

(b) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the properties and assets of the Company and its Subsidiaries, taken as a whole, to any person (other than the Company or any of its Subsidiaries);

(c) the adoption of a plan by the Company’s Board of Directors (which term, as used in this definition, means the Company’s full Board of Directors and not any committees thereof) relating to the Company’s liquidation or dissolution; or

(d) the Company consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the outstanding Voting Stock (measured by voting power rather than number of shares) of the surviving person, or any direct or indirect parent of the surviving person, immediately after giving effect to such transaction.

Except as otherwise expressly provided in clause (a) of the first sentence of this definition, the term “person,” as used in this definition, has the meaning set forth in the Indenture.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event with respect to the Notes. For purposes of clarity, it is understood and agreed that no Change of Control Triggering Event shall be deemed to have occurred with respect to the Notes in connection with any particular Change of Control unless and until such Change of Control has actually occurred.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and a rating equal to or higher than the equivalent investment grade credit rating from any replacement Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if Moody’s or S&P or, if applicable, any replacement Rating Agency ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act) selected by the Company as a replacement for Moody’s, S&P or any such replacement Rating Agency, as the case may be.

“Rating Event” means the rating on the Notes is lowered by both of the Rating Agencies and as a result the Notes are rated below an Investment Grade Rating by both of the Rating Agencies, in each case on any day during the period (the “Measurement Period”) commencing on the date of the first public announcement of an arrangement that results in a Change of Control and ending on the 60th day following the first public announcement of the occurrence of such Change of Control (which Measurement Period shall be extended (subject to the proviso below) if on such 60th day (x) the rating of the Notes is under publicly announced consideration for a possible downgrade by either Rating Agency and (y) the rating on the Notes by such Rating Agency is an Investment Grade Rating, such extension to continue until the day on which each such Rating Agency considering such possible downgrade either rates the Notes below an Investment Grade Rating or publicly announces that it is no longer considering the Notes for a possible downgrade; provided that, notwithstanding the foregoing, no such extension will occur if on such 60th day, and any such extension will terminate if at any time after such 60th day, the Notes have an Investment Grade Rating from at least one Rating Agency and are not under publicly announced consideration for a possible downgrade by such Rating Agency).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., or any successor thereto.

“Voting Stock” means, with respect to any person, any Capital Stock of such person that is normally entitled (without regard to the occurrence of any contingency) to vote generally in the election of directors, managers, trustees or similar persons, as applicable, of such person.

As used in this Section 18, all references to rules and regulations under the Exchange Act shall include any successor provisions thereto.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
(sign exactly as your name(s) appear(s)
on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar for this Note, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Notice of Holder to Elect Repurchase

eBay Inc.

2.700% Notes due 2030 (the “Notes”)

To: eBay Inc.

    Wells Fargo Bank, National Association, as Trustee

The undersigned registered holder of this Note hereby acknowledges receipt of a Change of Control Purchase Notice from eBay Inc. (the “Company”) and hereby surrenders this Note (or the portion of the principal amount of this Note set forth below) for repurchase by the Company on the terms and subject to the conditions set forth in Section 18 of this Note and in the Change of Control Purchase Notice. Capitalized terms used herein but not defined shall have meanings set forth in this Note.

If you elect to have only a part of this Note repurchased by the Company, indicate the principal amount you elect to have repurchased in the following space; if you do not indicate a principal amount in the following space it means that you elect to have this entire Note repurchased by the Company:

Principal amount surrendered for repurchase $
(must be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof and any portion of this Note not surrendered for repurchase must be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof)

If the Note you are surrendering for repurchase is in physical form, insert the certificate number of the Note in the following space:

Certificate No.

Date:

Your Signature:
(sign exactly as your name(s) appear(s)
on the face of this Note)

Tax Identification No:

Signature Guarantee:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar for this Note, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.